EXHIBIT 10.2

OPTION NUMBER:
NAME OF OPTIONEE:
DATE OF GRANT:
EXERCISE PRICE:
COVERED SHARES:

NUMEREX CORP.
2014 STOCK AND INCENTIVE PLAN

[INCENTIVE] STOCK OPTION AGREEMENT

1. Definitions.  In this Agreement, capitalized terms used herein and not defined in the Plan or elsewhere herein shall have the following meanings:

1.1  “Agreement” means this Stock Option Agreement.

1.2  “Cause” means the Optionee’s (a) failure to substantially perform his duties (other than by reason of disability) with respect to the Company or any of its Affiliates, (b) engaging in conduct injurious to the Company or any of its Affiliates, (c) breach of fiduciary duty to the Company or any of its Affiliates, (d) dishonesty, fraud, alcohol or illegal drug abuse, or misconduct with respect to the business or affairs of the Company or any of its Affiliates, (e) willful violation of the policies of the Company or any of its Affiliates after receiving written notice of such violation, or (f) conviction of a felony or crime involving moral turpitude.  All determinations of Cause hereunder shall be made by the Committee in its discretion and shall be binding for all purposes hereunder.

1.3 “Change in Control” means the occurrence of any of the following (i) the consummation by the Company of a sale, transfer or assignment, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company other than to one or more affiliates of the Company or one or more entities owned by stockholders of the Company in substantially the same proportions as their stock ownership in the Company, (ii) any “person” (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), excluding affiliates of the Company and employee benefit plans of the Company and its affiliates, becomes the beneficial owner of more than 50% of the outstanding voting stock of the Company other than as the result of the direct purchase of securities from the Company, or (iii) the consummation by the Company of a merger or consolidation with or into any other entity, other than a merger or consolidation that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent of the combined voting power of the surviving entity immediately after such merger or consolidation.

1.4 “Covered Shares” means the shares of Common Stock subject to the Option.

1.5 “Date of Exercise” means the date on which the Company receives notice pursuant to Section 5.1 of the exercise, in whole or in part, of the Option.

1.6 “Date of Expiration” means the date on which the Option shall expire, which shall be the earliest of the following times:

(a) the date of the first notification to the Optionee that the Optionee’s Service is terminated by the Company or an Affiliate for Cause;

(b) Three months after termination of the Optionee’s Service for any reason other than by the Company or an Affiliate for Cause, death or Disability; provided, however, that if the Optionee dies within thirty days of such termination, the Option shall be exercisable for a period of one year after such termination;

(c) one year after termination of the Optionee’s Service with the Company or an Affiliate by reason of death or Disability; or

(d) ten years after the Date of Grant.

1.7 “Date of Grant” means the date set forth at the beginning of this Agreement.

1.8 “Disability” means total and permanent disability under Section 22(e)(3) of the Code.

1.9 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.10 “Exercise Price” means the dollar amount per share of Common Stock set forth on page 1 of this Agreement, as it may be adjusted from time to time pursuant to Section 4 hereof.

1.11  “Option” means the stock option granted to the Optionee in Section 2 of this Agreement.

1.12 “Optionee” means the person identified on page 1 of this Agreement.

1.13 “Person” means the term “person” within the meaning of Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d)(3) and 14(d) thereof.

1.14  “Service” means, if the Optionee is (a) an employee of the Company and/or any of its Affiliates (as determined by the Committee in its discretion), the Optionee’s service as an employee of the Company and/or any of its Affiliates, (b) a member of the Board or the board of directors of an Affiliate but not an employee of the Company or any of its Affiliates (as determined by the Committee in its discretion), the Optionee’s service as a member of such Board or board of directors, or (c) a consultant or independent contractor to the Company or any of its Affililiates (as determined by the Committee in its discretion) and is not described in the preceding clause (b), the Optionee’s service as a consultant or independent contractor to the Company and/or any of its Affiliates.  The Optionee’s Service shall not be treated as having terminated if the capacity in which the Optionee provides Service, as described in the preceding sentence, changes, provided that the Optionee’s Service is continuous notwithstanding such change.

2. Grant of Option.  Pursuant to the Plan and subject to the terms of this Agreement, the Company hereby grants to the Optionee, as of the Date of Grant, the Option to purchase from the Company that number of shares identified as the “Covered Shares” on page 1 of this Agreement, exercisable at the Exercise Price.

3. Terms of the Option.

3.1 Type of Option.  The Option is intended to be [a nonstatutory stock option] [an incentive stock option under Section 422 of the Code; provided, however, that to the extent that, during any calendar year, the Option becomes exercisable for the first time with respect to Shares having an aggregate fair market value in excess of the limit imposed by Section 422(d) of the Code or all or any portion of the Option does not otherwise qualify as an incentive stock option under Section 422 of the Code, (a) the Option shall be treated as a nonstatutory stock option and not as an incentive stock option, and (b) upon any exercise of the Option, the Optionee shall be required to designate the extent to which the exercise of the Option is with respect to that portion, if any, of the Option that is a nonstatutory stock option and that portion, if any, of the Option that is an incentive stock option.  If, as of the same date, the Optionee exercises the Option with respect to a portion of the Option that is an incentive stock option and with respect to a portion of the Option that is a nonstatutory stock option, the Company shall issue separate certificates to the Optionee representing (i) those Shares that were acquired pursuant to the exercise of an incentive stock option (which Shares shall be identified on the Company’s stock transfer records as such), and (ii) those Shares that were acquired pursuant to the exercise of a nonstatutory stock option].  [Include bracketed language relating to incentive stock options only if Option is an incentive stock option.]

3.2 Option Period; Exercisability.  The Option may be exercised in whole shares during the period commencing on the Date of Grant and terminating on the Date of Expiration, as follows:

(a) no part of the Option may be exercised during the first year following the Date of Grant or at any time after the Date of Expiration;

(b) beginning on the first anniversary after the Date of Grant, the Option may be exercised as to a maximum of twenty-five percent (25%) of the Covered Shares;

(c) beginning on the second anniversary of the Date of Grant and on each anniversary thereafter, the Option may be exercised as to an additional twenty-five percent (25%) of the Covered Shares until the Option is exercisable as to all of the Covered Shares.

If the Optionee’s Service terminates as a result of death prior to the Option becoming exercisable as to all of the Covered Shares, the Option may be exercised as to an additional  number of Covered Shares calculated by multiplying (i) a fraction, the numerator of which is the number of months of the Optionee’s Service since the immediately preceding annual anniversary date of the Date of Grant (rounded up to the nearest whole month) and the denominator of which is twelve (12) by (ii) 25% of the total number of Covered Shares.

Notwithstanding the foregoing, in the event of a Change in Control, the Option shall thereupon become exercisable at any time prior to the Date of Expiration, as to the full number of Covered Shares.  In no event shall the number of Covered Shares as to which the Option is exercisable increase after termination of the Optionee’s Service.

3.3 Nontransferability. The Option is not transferable by the Optionee other than by will or by the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by the Optionee, or, in the event of the Optionee’s legal disability, by the Optionee’s legal representative.

3.4 Payment of the Exercise Price.  The Optionee, upon exercise, in whole or in part, of the Option, may pay the Exercise Price by any or all of the following means, either alone or in combination:

(a) cash or check payable to the order of the Company;

(b) if approved by the Committee and, if at the time of exercise, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system, delivery (either actual or constructive) of shares of unencumbered Common Stock (provided that such shares, if acquired under the Option or under any other option or award granted under the Plan or any other plan sponsored or mentioned by the Company, have been held by the Optionee for such period, if any, as the Committee may specify) that have an aggregate Fair Market Value on the Date of Exercise equal to that portion of the Exercise Price being paid by delivery of such shares; or

(c) if at the time of exercise, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system] and in accordance with such rules as may be specified by the Committee, delivery to the Company of a properly executed exercise notice and irrevocable instructions to a registered securities broker promptly to deliver to the Company cash equal to the Exercise Price for that portion of the Option being exercised.

4. Capital Adjustments.  The number of Covered Shares as to which the Option has not been exercised, the Exercise Price, and the type of stock or other consideration to be received on exercise of the Option shall be subject to such adjustment or change, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, split-ups, spin-offs, recapitalizations, reclassifications, combinations or exchanges of shares, mergers, consolidations, liquidations, or the like, of or by the Company.  Any adjustment determined to be appropriate by the Committee shall be conclusive and shall be binding on the Optionee.

5. Exercise.

5.1 Notice.  The Option shall be exercised, in whole or in part (but in no event for less than [100] Covered Shares or the number of Covered Shares remaining subject to the Option, if less) by the delivery to the Company of written notice of such exercise, in such form as the Committee may from time to time prescribe, accompanied by full payment (or means of full payment permitted by Section 3.5 hereof) of the Exercise Price with respect to that portion of the Option being exercised.  Until the Committee notifies the Optionee to the contrary, the form attached to this Agreement as Exhibit A shall be used to exercise the Option.

5.2 Withholding.  The Company’s obligation to issue or deliver shares of Common Stock upon the exercise of the Option shall be subject to the satisfaction of any applicable federal, state and local tax withholding requirements.  The Optionee may satisfy any such withholding obligation by any of the following means or by a combination of such means: (a) tendering a cash payment; (b) if at the time the withholding obligation arises, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system, authorizing the Company to withhold shares of Common Stock from the shares otherwise issuable to the Optionee upon exercise of the Option; or (c) if at the time the withholding obligation arises, the Common Stock is listed for trading on a national securities exchange or automated dealer quotation system, delivering to the Company already-owned and unencumbered shares of Common Stock.  For purposes of this Section 5.2, shares of Common Stock that are withheld or delivered to satisfy applicable withholding taxes shall be valued at their Fair Market Value on the date the withholding tax obligation arises, and in no event shall the aggregate Fair Market Value of the shares of Common Stock withheld and/or delivered pursuant to this Section 5.2 exceed the minimum amount of taxes required to be withheld in connection with exercise of the Option.

5.3 Effect.  The exercise, in whole or in part, of the Option shall cause a reduction in the number of Covered Shares as to which the Option may be exercised in an amount equal to the number of shares of Common Stock as to which the Option is exercised.

6. Representations.  The Optionee agrees that, upon the issuance of any shares of Common Stock upon the exercise of the Option, the Optionee will, upon the request of the Company, represent and warrant in writing that the Optionee (a) has received and reviewed a copy of the Plan; (b) is capable of evaluating the merits and risks of exercising the Option and acquiring the shares and able to bear the economic risks of such investment; (c) has made such investigation as he or she deems necessary and appropriate of the business and financial prospects of the Company and (d) is acquiring the shares for investment only and not with a view to resale or other distribution thereof.  The Optionee shall make such other representations and warranties that the Committee may request for the purpose of complying with applicable law.

7.  Early Disposition of Stock.  The Optionee hereby agrees to notify the Company in writing within 30 days after the date of any disposition of shares of Common Stock acquired upon exercise of the Option within two years after the Date of Grant or within one year after such shares were transferred to the Optionee, which notice shall state the number of shares sold or transferred, the date the shares were sold or transferred, and the sale price.  [Note: Only include if Option is an ISO.]

8. Legends.  The Optionee agrees that the certificates evidencing the shares of Common Stock issued upon exercise of the Option may include any legend which the Committee deems appropriate to reflect the transfer and other restrictions contained in the Plan, this Agreement, or to comply with applicable laws.

9. Rights as Stockholder.  The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to the Option until and unless a certificate or certificates representing such shares are issued to the Optionee pursuant to this Agreement.

10. Service.  Neither the grant of the Option evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company to employ or retain the Optionee for any period.

11. Subject to the Plan.  The Option evidenced by this Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any rights or benefits under this Agreement.  In addition, the Option is subject to any rules and regulations promulgated by the Committee.

12. Governing Law.  The validity, construction, interpretation and enforceability of this agreement shall be determined and governed by the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of laws.

13. Further Restrictions with Respect to Common Stock.  Optionee may not offer, sell, or otherwise dispose of any Common Stock underlying this Option in a manner that would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or make any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act of 1933, as amended (the “Securities Act”), the rules and regulations promulgated thereunder, or any other state or federal law. In connection with any transfer of Common Stock, the Company may require the transferor to provide, at the transferor's own expense, an opinion of counsel, satisfactory to the Company, that such transfer is in compliance with all applicable foreign, federal, and state securities laws. Any attempted disposition of the Common Stock not in accordance with the terms and conditions of this Section 13 shall be null and void.

14. Severability.  If any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any material respect, such provision shall be replaced with a provision that is as close as possible in effect to such invalid, illegal or unenforceable provision, and still be valid, legal and enforceable, and the validity, legality and enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed on its behalf by the undersigned, thereunto duly authorized, effective as of the Date of Grant.

                                                                         NUMEREX CORP.

By:
       Richard Flynt
       Chief Financial Officer

                         Accepted and agreed to as of the Date of Grant:

Optionee

“EXHIBIT A”

EXERCISE OF OPTION

Board of Directors
Numerex Corp.

Ladies and Gentlemen:

The undersigned, the Optionee under the Stock Option Agreement (“Agreement”) identified as Option No. ____—___ granted pursuant to the Numerex Corp. 2014 Stock and Incentive Plan, hereby irrevocably elects to exercise the Option granted in the Agreement to purchase ___ shares of Common Stock of Numerex Corp., no par value per share (the “Option Shares”), and herewith makes payment of $   in the form of (check all that apply and if more than one is checked, indicate the amount to be paid by each payment method):

[ ] Cash or Check:
[ ] Delivery of Common Stock:*
[ ] Brokerage Transaction:

The undersigned hereby elects to satisfy applicable withholding requirements by (check all that apply and, if more than one is checked, indicate the amount to be withheld by each withholding method):

[ ] Cash or Check:
[ ] Withholding of Common Stock:
[ ] Delivery of Common Stock:

[If applicable pursuant to Section 3.1 of the Agreement, Optionee elects that __________ of the Option Shares shall be treated as being acquired pursuant to the exercise of an incentive stock option and _______ of the Option Shares shall be treated as acquired pursuant to the exercise of a nonqualified stock option that is not an incentive stock option.]  [Include only if option is an incentive stock option.]

Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement:

The undersigned hereby represents as follows:

1.           The Optionee has received and reviewed a copy of the Plan and the statutory prospectus relating to the Plan.
      2.           The certificate(s) for the Option Shares may be legended, for certain officers who may be deemed affiliates of the Company, to the effect that such officers may not reoffer or resell the Option Shares in a transaction which is not registered under the Securities Act of 1933, as amended ("the Act"), except pursuant to the Securities and Exchange Commission's Rule 144 under the Act, or another exemption thereunder.

Date:
(Signature of Optionee)

Date received by Numerex Corp:

Received by:  _________________________

Note: Shares of Common Stock being delivered in payment of all or any part of the Exercise Price must be represented by certificates registered in the name of the Optionee and duly endorsed by the Optionee and by each and every other co-owner in whose name the shares may also be registered.

* If approved by the Committee.